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                                                                   EXHIBIT 10.62

                               UNLIMITED GUARANTY
                                (ALL GUARANTORS)


         UNLIMITED GUARANTY, dated as of January, 1999, in favor of FIRESTONE FINANCIAL CORP., a Massachusetts corporation with its principal office at 38 Glen Avenue, Newton Centre, Massachusetts 02459 ("Firestone"). In consideration of Firestone's giving, in its discretion from time to time, credit facilities or accommodations to Darlington Music Company, Inc. together with its successors, the "Customer"), each of the undersigned (each a "Guarantor"), agrees as follows:

         1. GUARANTY OF PAYMENT AND PERFORMANCE. Each Guarantor, jointly and severally if more than one, hereby guarantees to Firestone the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to Firestone, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired, whether by way of discount, lease, loan or otherwise and whether the Customer may be liable individually or jointly with others (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Firestone first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of each Guarantor hereunder shall become immediately due and payable to Firestone, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by a Guarantor hereunder may be required by Firestone on any number of occasions.

         2. GUARANTOR'S AGREEMENT TO PAY. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Firestone, on demand, all costs and expenses (including court costs and reasonable attorney's fees and expenses) incurred or expended by Firestone in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment in full, at the rate per annum equal to 18%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

         3. UNLIMITED GUARANTY. The liability of each Guarantor hereunder shall be unlimited.

         4. REPRESENTATIONS AND WARRANTIES. Each Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Guaranty:

                  a. If the Guarantor is a corporation, partnership, limited liability company, business trust or other organization, the Guarantor
         (i) is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized; (ii) has the power and authority to own its properties and to carry on its business as being conducted on the date hereof; (iii) is duly qualified to transact business and is in good standing in every jurisdiction in which the ownership of property or the nature of the business conducted by it makes such qualification necessary; (iv) has the power and authority to execute, deliver and carry out the terms and provisions of this Guaranty; and (v) has taken all necessary action (including, without limitation, any consent of stockholders, partners, members or beneficiaries required by law, by its charter, by-laws or other organizational agreement or otherwise) to authorize the execution, delivery and performance hereof and the consummation of the transactions contemplated hereby.

                  b. Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions contemplated hereby nor compliance of any of the terms and provisions hereof will conflict with, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any lien upon any of the properties or assets of the Guarantor pursuant to its charter, or by-laws or any applicable law, statute, rule, regulation or award of any arbitrator or any agreement, instrument, order, judgement or decree to which the Guarantor is a party or by which it or its properties are subject or may be bound.

                  c. Neither the execution and delivery of this Guaranty, nor the consummation of any of the transactions contemplated hereby requires any consent, approval or authorization of, or filing, recording, registration or qualification with, any court or governmental or administrative body or authority.


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                  d. There are no actions, suits or proceedings pending, or to the best of the Guarantor's knowledge after due inquiry with respect thereto threatened, against or affecting the Guarantor before any court or before any governmental or administrative body which might result in any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Guarantor or in any material liability on the part of the Guarantor.

                  e. The Guarantor has, independently and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. This Guaranty is not made in reliance on any representation or warranty, express or implied, by Firestone concerning the financial condition of the Customer, the nature, value or extent of any security for the Obligations, or any other matter. The Guarantor warrants that it has full knowledge of the financial condition of the Customer and agrees that it will continue to be fully cognizant of the Customer's financial condition until all Obligations are finally paid in full in cash, and Firestone has no obligation to advise the Guarantor of any information relating to the Customer's financial condition or otherwise relating to the Customer or any Obligation or any security therefor or guaranty thereof.

                  f. The Guarantor will receive substantial direct and indirect benefits from the financial accommodations extended by Firestone to the Customer, and the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

                  g. All financial statements of the Guarantor (including any related schedules and notes) furnished to Firestone are complete and correct and have been prepared in accordance with generally accepted accounting principles consistently applied. The balance sheets fairly present the financial position of the Guarantor as at the date thereof, and the statements of income and retained earnings and cash flow fairly present the results of the operations of the Guarantor for the period indicated. There has been no material adverse change in the business, operations, properties or assets or in the condition (financial or otherwise) of the Guarantor since the date of such financial statements.

         5. WAIVERS BY GUARANTOR; FIRESTONE'S FREEDOM TO ACT. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Firestone with respect thereto. Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred, notice of any indulgences or extensions granted to the Customer or to any other person which may be liable for the Obligations, notice of the occurrence of a default or an event of default under any Obligation, notice of presentment and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of Firestone to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation, including any Guarantor hereunder; (v) the adequacy of any rights Firestone may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights Firestone might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; (vii) any change or restructuring of the organizational structure of the Customer; or (viii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor.

         6. UNENFORCEABIL1TY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if each Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by each Guarantor.


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         7. SUBROGATION. Until the payment and performance in full of all
Obligations and any and all obligations of the Customer to any affiliate of Firestone, no Guarantor shall exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with Firestone or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; no Guarantor will claim any set-off or counterclaim against the Customer in respect of any liability of any Guarantor to the Customer; and each Guarantor waives any benefit of and any right to participate in any collateral which may be held by Firestone or any such affiliate.

         8. SUBORDINATION OF OTHER CUSTOMER DEBT. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by each Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and a Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for Firestone and be paid over to Firestone on account of the Obligations without affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

         9. FURTHER ASSURANCES. Each Guarantor agrees that such Guarantor will, from time to time at the request of Firestone, provide to Firestone its most recent audited and unaudited balance sheets and related statements of income and changes in financial condition (prepared on a consolidated basis with the Guarantor's subsidiaries, if any) and such other information relating to the business and affairs of the Guarantor as Firestone may reasonably request. Each Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of such Guarantor deemed by Firestone to be adverse and material, to secure the payment and performance of such Guarantor's obligations hereunder by delivering, assigning or transferring to Firestone or granting Firestone a security interest in additional collateral of a value and character satisfactory to Firestone, and authorizes Firestone to file any financing statement deemed by Firestone to be necessary or desirable to perfect any security interest granted by such Guarantor to Firestone, and as agent for such Guarantor, to sign the name of such Guarantor thereto. Each Guarantor also agrees to do all such things and execute all such documents, including financing statements, as Firestone may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of Firestone hereunder. Each Guarantor also agrees that promptly after such Guarantor obtains knowledge of any default or event or circumstances which with the passage of time or giving of notice will become a default or event of default by the Customer on any Obligation, or of any material change in the financial position or business of the Customer, such Guarantor will immediately notify Firestone of such default, event, circumstance or change.

         10. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect with respect to all Guarantors until Firestone is given written notice of a Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of Firestone. No such notice shall affect any rights of Firestone with respect to Obligations incurred prior to the receipt of such notice or with respect to Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer purporting to be dated on or before the date of receipt of such notice, although presented to or accepted by Firestone after that date, shall form part of the Obligations. No notice from one Guarantor shall affect the obligations of any other Guarantor hereunder. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by Firestone upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

         11. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor, each Guarantor's successors and assigns, and shall inure to the benefit of and be enforceable by Firestone and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, Firestone may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to Firestone herein.
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         12. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by Firestone. No failure on the part of Firestone to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         13. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of notice by facsimile, when transmitted and receipt is confirmed, addressed as follows: if to a Guarantor, at the address set forth adjacent to the Guarantor's signature hereto, and if to Firestone, at 38 Glen Avenue, Newton Centre, Massachusetts 02159, Attention:
President, facsimile no. (617) 332-8032, or at such address as any party may designate by notice to the others in writing.

         14. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be construed as having been made in The Commonwealth of Massachusetts, and each Guarantor agrees that, by entering into this Guaranty, each Guarantor transacted business in Massachusetts. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in the above under "Notices". Each Guarantor hereby waives any objection that such Guarantor may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

         15. JOINT AND SEVERAL LIABILITY. All references to the Guarantor in this Guaranty refer to each of the undersigned Guarantors. Each Guarantor is liable for all of the Obligations of the Customer, and the liability of the Guarantors is joint and several.

         16. MISCELLANEOUS. This Guaranty constitutes the entire agreement of each Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

         17. JURY WAIVER. FIRESTONE (BY ITS ACCEPTANCE HEREOF) AND EACH GUARANTOR AGREE THAT NONE OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER FIRESTONE NOR ANY GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY FIRESTONE AND EACH GUARANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER FIRESTONE NOR ANY GUARANTOR HAS AGREED WITH OR REPRESENTED TO ANY OF THE OTHERS THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered by its duly authorized officer, as of the date first above stated, as a sealed instrument.

GUARANTOR:                                           ADDRESS OF GUARANTOR:


LEISURE TIME CASINOS & RESORTS, INC.                 4258 COMMUNICATIONS DRIVE
                                                     NORCROSS, GA  30093
By: /s/
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